Exhibit 25

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                   ----------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                  (Zip code)
                                   ----------

                             AMERICAN STANDARD INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                  25-0900465
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)
                                   ----------

                        AMERICAN STANDARD COMPANIES INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                  13-3465896
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

One Centennial Avenue                                     08855-6820
Piscataway, NJ                                            (Zip code)
(Address of principal executive offices)

                                   ----------

                                 Debt Securities
                       (Title of the indenture securities)


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1.    General information.  Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

      Name                                                   Address

      Superintendent of Banks of the State of      2 Rector Street, New York,
      New York                                     N.Y.  10006, and Albany, N.Y.  12203

      Federal Reserve Bank of New York             33 Liberty Plaza, New York, N.Y.  10045

      Federal Deposit Insurance Corporation        Washington, D.C.  20429

      New York Clearing House Association          New York, N.Y.  10005

     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No.
              33-29637.)\

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


                  Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 23rd day of November, 1998.

                                      THE BANK OF NEW YORK


                                      By:   /s/THOMAS C. KNIGHT
                                            -------------------
                                            Name:  THOMAS C. KNIGHT
                                            Title: ASSISTANT VICE PRESIDENT


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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                     of 48 Wall Street, New York, N.Y. 10286

                  And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                   Dollar Amounts
ASSETS                                                                              in Thousands
 Cash and balances due from depository institutions:
    Noninterest-bearing balances and
      currency and coin................................................            $ 7,301,241
  Interest-bearing balances............................................              1,385,944
Securities:
  Held-to-maturity securities..........................................              1,000,737
  Available-for-sale securities........................................              4,240,655
Federal funds sold and Securities pur
      chased under agreements to resell................................                971,453
Loans and lease financing receivables:
  Loans and leases, net of unearned                                                 38,788,269
       income..........................................................
       LESS:  Allowance for loan and
         lease losses..................................................                632,875
       LESS:  Allocated transfer risk
         reserve.......................................................                      0
  Loans and leases, net of unearned income, allowance, and reserve ....             38,155,394
Assets held in trading accounts........................................              1,307,562
Premises and fixed assets (including
      capitalized leases)..............................................                670,445
Other real estate owned................................................                 13,598
Investments in unconsolidated
      subsidiaries and associated
      companies........................................................                215,024
Customers' liability to this bank
      on acceptances outstanding.......................................                974,237
Intangible assets......................................................              1,102,625
Other assets...........................................................              1,944,777
                                                                                     ---------
Total assets...........................................................            $59,283,692
                                                                                   ===========


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                                     - 2 -

LIABILITIES
Deposits:
  In domestic offices..................................................            $26,930,258
  Noninterest-bearing..................................................             11,579,390
  Interest-bearing.....................................................             15,350,868
  In foreign offices, Edge and Agreement
      subsidiaries, and IBFs...........................................             16,117,854
  Noninterest-bearing..................................................                187,464
  Interest-bearing.....................................................             15,930,390
Federal funds purchased and Securities
      sold under agreements to
      repurchase.......................................................              2,170,238
Demand notes issued to the U.S.
      Treasury.........................................................                300,000
Trading liabilities....................................................              1,310,867
Other borrowed money:
  With remaining maturity of one year
      or less..........................................................              2,549,479
  With remaining maturity of more than
      one year through three years.....................................                      0
  With remaining maturity of more than
      three years......................................................                 46,654
Bank's liability on acceptances executed
    and outstanding....................................................                983,398
Subordinated notes and debentures......................................              1,314,000
Other liabilities......................................................              2,295,520
                                                                                     ---------
Total liabilities......................................................             54,018,268
                                                                                    ==========

EQUITY CAPITAL
Common Stock...........................................................              1,135,284
Surplus................................................................                731,319
Undivided profits and capital
    reserves...........................................................              3,385,227
Net unrealized holding gains
    (losses) on available-for-sale
    securities.........................................................                 51,233
Cumulative foreign currency translation adjustments....................                (37,639)
                                                                                     ---------
Total equity capital...................................................              5,265,424
                                                                                     ---------
Total liabilities and equity capital...................................            $59,283,692
                                                                                   ===========

                  I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                  Robert E. Keilman


                  We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

J. Carter Bacot
Thomas A. Renyi     Directors
Alan R. Griffith